UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 13, 2009

WHITNEY INFORMATION NETWORK, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-27403	84-1475486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida 33904

(Address of principal executive offices)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 13, 2009, Whitney Information Network, Inc. (the “Company”) and Russell A. Whitney, its former Chief Executive Officer,  entered into a settlement memorandum (“Settlement Memorandum”) with M. Barry Strudwick, Susan Weiss and certain other parties providing for settlement and release of  certain claims with respect to our previously disclosed litigation (“Litigation”) relating to Monterey del Mar, S.A., a Panamanian company (“MDM”) and other matters.   There are three lawsuits filed in the United States and five related lawsuits in Costa Rica and Panama.  For a more detailed summary of the Litigation, please see footnote 16 in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2009 filed with the SEC on August 14, 2009,  which is incorporated herein by reference.  The parties are mediating their dispute through the magistrate judge in the United States District court for the Eastern District of New York (“New York Court”) and have submitted the Settlement Memorandum to the New York Court    Pursuant to the Settlement Memorandum, the parties have agreed to mutually release any and all claims that they may have against each one another, except  (i) claims of the Company and Mr. Whitney against each other are preserved and (ii) claims of the Company and Mr. Whitney against certain advisors, including but not limited to the law firm of Rothstein Rosenfeldt Adler, are preserved.  The parties have agreed to cooperate in dismissing all pending litigation between them, subject to the exceptions described herein.

Under the terms of the Settlement Memorandum,  the Company has agreed to pay Mr. Strudwick and Ms. Weiss a total of $3.8 million, as follows:  (i) $1.2 million is payable over a three month period, with the first payment of $600,000 due on or before September 30, 2009 and three payments of $200,000 each due on or before October 25, November 25 and December 25, 2009, respectively, and (ii) $2.6 million is payable pursuant to two promissory notes in the amount of $2.3 million (the “First Note”) and $300,000 (the “Second Note”), respectively.  The First Note will bear interest at the rate of 6% per annum and will be payable in equal quarterly principal and interests payments over a 3 year period, with payments beginning on January 15, 2010 and subsequent quarterly payments due on the 15th of the applicable month for the balance of 3 years.  The Second Note will bear interest at the rate of 8% per annum  and will be payable over 4 years, with quarterly interest only payments in years one through three, and quarterly principal and interest payments in the fourth year.   The First Note and the Second Note will be secured by the Company’s interests (i) in MDM and in that certain hotel property in Costa Rica operated for the benefit of MDM (“Hotel”) and (ii) the Company’s interest in Tranquility Bay, undeveloped real  property in Lee County, Florida (collectively, the “Real Estate Collateral”).  For a more detailed description of our interest in Tranquility Bay,  please see footnote 16 in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2009 filed with the SEC on August 14, 2009, which is incorporated herein by reference.  The Company has agreed to use its commercially reasonable efforts to substitute the Real Estate Collateral  with a letter of credit from a United States bank in the amount of the unpaid balance on the First Note and the Second Note.  If the Company makes the scheduled payments of $1.2 million on or before December 25, 2009 on a timely basis (as described above) and pays the First Note in full within one year of the date the Settlement Memorandum is read into the record with the New York Court,  the principal of the Second Note will be reduced by $150,000.

Within three business days after the Settlement Memorandum is placed on record in the New York Court, Ms. Weiss will place in escrow her shares in MDM.  Upon receipt by Mr. Strudwick and Ms. Weiss of the first $1.2 million, the escrow agent will surrender Weiss’ shares in MDM to the Company.  Weiss has also agreed to withdraw any claims of the right to manage MDM and the Hotel and agrees to relinquish any claim to being an officer or director of MDM or the Hotel.   The parties have agreed that any disputes pertaining to the settlement and its enforcement shall be decided by the New York Judge.  In the event any terms are not spelled out in the Settlement Memorandum and the parties cannot reach agreement, the parties have agreed to submit such issues to the New York Court for its determination, which shall be binding on all parties and not subject to appeal.

The foregoing summary of the Settlement Memorandum does not purport to be complete and it subject to, and qualified in its entirety by, the full text of the Settlement Memorandum, which is attached as Exhibit 10.1 and incorporated herein by reference.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are based upon the Company’s current expectations and involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of the Company, including, without limitation, the Company’s ability to settle the Litigation and the proposed settlement terms.  In order for the Company to utilize the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, investors are hereby cautioned that certain factors may affect these forward-looking statements, including (i) the enforceability of the Settlement Memorandum; (ii) compliance by the parties with the terms of the Settlement Memorandum and  (iii) additional risks which are identified in the Company’s SEC filings, including but not limited to Company’s  Annual Report on Form 10-K for the fiscal year ended December 31, 2008.  The Company undertakes no obligation to update or revise any such forward-looking statements.

Item 9.01                Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Settlement Memorandum dated September 13, 2009 between Whitney Information Network, Inc., WIN CRII Trust, Russell A. Whitney, M. Barry Strudwick, Susan Weiss and Carl Weiss

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 15, 2009	WHITNEY INFORMATION NETWORK, INC.

/s/ Charles M. Peck
Charles M. Peck
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Settlement Memorandum dated September 13, 2009 between WIN CRII Trust, Russell A. Whitney, M. Barry Strudwick, Susan Weiss and Carl Weiss